                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                              --------------------

       Date of Report (Date of earliest event reported): December 16, 1998

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

      PATRIOT AMERICAN HOSPITALITY,                       WYNDHAM INTERNATIONAL, INC.
                   INC.
       (Exact Name of Registrant as                       (Exact Name of Registrant as
        Specified in its Charter)                          Specified in its Charter)
                 DELAWARE                                           DELAWARE
     (State or Other Jurisdiction of                    (State or Other Jurisdiction of
      Incorporation or Organization)                     Incorporation or Organization)
                94-0358820                                         94-2878485
 (I.R.S. Employer Identification Number)            (I.R.S. Employer Identification Number)
          1950 Stemmons Freeway                              1950 Stemmons Freeway
                Suite 6001                                         Suite 6001
           Dallas, Texas 75207                                Dallas, Texas 75207
              (214) 863-1000                                     (214) 863-1000
    (Address, Including Zip Code, and                  (Address, Including Zip Code, and
Telephone Number, Including Area Code, of          Telephone Number, Including Area Code, of
Registrant's Principal Executive Offices)          Registrant's Principal Executive Offices)
           --------------------                               --------------------
             PAUL A. NUSSBAUM                                  JAMES D. CARREKER
        Chairman of the Board and                          Chairman of the Board and
         Chief Executive Officer                            Chief Executive Officer
    Patriot American Hospitality, Inc.                     Wyndham International, Inc.
         1950 Stemmons Freeway                              1950 Stemmons Freeway
              Suite 6001                                         Suite 6001
         Dallas, Texas 75207                                 Dallas, Texas 75207
             (214) 863-1000                                    (214) 863-1000
  (Name, Address, Including Zip Code,               (Name, Address, Including Zip Code,
   and Telephone Number, Including                    and Telephone Number, Including
    Area Code, of Agent of Service)                   Area Code, of Agent of Service)

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                              --------------------

                                   copies to:

                             GILBERT G. MENNA, P.C.
                            KATHRYN I. MURTAGH, ESQ.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881
                                 (617) 570-1000

                              --------------------


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Item 5.  Other Events.

     On December 16, 1998, Patriot American Hospitality, Inc. and Wyndham International, Inc. issued a press release. A copy of the press release is attached hereto and incorporated herein in its entirety.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

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

Exhibit No.              Description
-----------              -----------
99.1            Press Release dated December 16, 1998

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 18, 1998            PATRIOT AMERICAN HOSPITALITY, INC.

                                    /s/ William W. Evans III
                                    -----------------------------
                                    By:      William W. Evans III
                                    Its:     President and
                                             Chief Operating Officer


Dated: December 18, 1998            WYNDHAM INTERNATIONAL, INC.

                                    /s/ William W. Evans III
                                    -----------------------------
                                    By:      William W. Evans III
                                    Its:     Executive Vice President





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                                  Exhibit Index
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

Exhibit No.  Description
----------   -----------
99.1*        Press Release dated December 16, 1998

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---------------
*Filed herewith